UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2006

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
575 Market Street, Eighth Floor
San Francisco, CA 94105
(Address of principal executive offices, including zip code)
(415) 538-9068
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Employment Agreement with Bradford Benson
On March 8, 2006, Taleo Corporation (the “Company”) entered into an employment agreement with Bradford Benson, the Company’s executive vice president, products and technology. The employment agreement provides for an annual base salary of U.S. $200,000, which is subject to annual review and may be adjusted by the board of directors, and an annual target of U.S. $150,000 for aggregate annual and quarterly bonuses. Mr. Benson’s bonus will be determined based upon the achievement of quarterly and yearly performance goals approved by the Company’s chief executive officer.
Under the employment agreement, in the event Mr. Benson’s employment is terminated by us without cause or Mr. Benson resigns for good reason, as such terms are defined in the employment agreement, Mr. Benson will receive (i) prorated bonus payments for any partially completed bonus periods, at an assumed 100% goal achievement rate, (ii) continued payment of his then current annual base salary for six months, and (iii) reimbursement of COBRA premiums provided Mr. Benson elects to continue coverage until the earlier of (1) six months following termination or resignation, (2) the expiration of coverage, or (3) the date Mr. Benson becomes eligible for substantially equivalent health insurance in connection with new or self-employment. In addition, the vesting schedule of Mr. Benson’s outstanding equity awards will accelerate by six months.
Further, in the event Mr. Benson’s employment is terminated without cause or Mr. Benson resigns for good reason, within one year following a change of control, as such term is defined in the employment agreement, he will be entitled to receive (i) prorated bonus payments for any partially completed bonus periods, at an assumed 100% goal achievement rate, (ii) continued payment of his then current annual base salary for 12 months, (iii) bonus payments at his then current rate for 12 months, and (iv) reimbursement of COBRA premiums provided Mr. Benson elects to continue coverage until the earlier of (1) 12 months following termination or resignation, (2) the expiration of coverage, or (3) the date Mr. Benson becomes eligible for substantially equivalent health insurance in connection with new or self-employment. In addition, all of Mr. Benson’s outstanding equity awards will vest immediately.
Also, Mr. Benson is subject to nonsolicitation and noncompetition covenants for 12 months following a termination or resignation of employment that would result in the severance payments described above, as well as customary confidentiality covenants for the term of employment and thereafter.
Employment Agreement with Jeffrey Carr
On March 8, 2006, the Company entered into an employment agreement with Jeffrey Carr, the Company’s executive vice president, global marketing and America sales The employment agreement provides for an annual base salary of U.S. $225,000, which is subject to annual review and may be adjusted by the board of directors, and an annual target of U.S. $250,000 for aggregate annual and quarterly bonuses. Mr. Carr’s bonus will be determined based upon the achievement of quarterly and yearly performance goals approved by the Company’s chief executive officer.
Under the employment agreement, in the event Mr. Carr’s employment is terminated by us without cause or Mr. Carr resigns for good reason, as such terms are defined in the employment agreement, Mr. Carr will receive (i) prorated bonus payments for any partially completed bonus periods, at an assumed 100% goal achievement rate, (ii) continued payment of his then current annual base salary for six months, and (iii) reimbursement of COBRA premiums provided Mr. Carr elects to continue coverage until the earlier of (1) six months following termination or resignation, (2) the expiration of coverage, or (3) the date Mr. Carr becomes eligible for substantially equivalent health insurance in connection with new or self-employment. In addition, the vesting schedule of Mr. Carr’s outstanding equity awards will accelerate by six months, which awards shall be exercisable for six months after the date of termination.
Further, in the event Mr. Carr’s employment is terminated without cause or Mr. Carr resigns for good reason, within one year following a change of control, as such term is defined in the employment agreement, he will be entitled to receive (i) prorated bonus payments for any partially completed bonus periods, at an assumed 100% goal achievement rate, (ii) continued payment of his then current annual base salary for 12 months, (iii) bonus payments at his then current rate for 12 months, and (iv) reimbursement of COBRA premiums provided Mr. Carr elects to continue coverage until the earlier of (1) 12 months following termination or resignation, (2) the expiration of coverage, or (3) the date Mr. Carr becomes eligible for substantially equivalent health insurance in connection with new or self-employment. In addition, all of Mr. Carr’s outstanding equity awards will vest immediately, which awards shall be exercisable until the earlier of (i) the expiration of 6 months from Executive’s date of termination, or (ii) the later of (1) December 31st of the calendar year in which such option would have expired pursuant to its original terms, or (2) the 15th day of the third month following the date which such option would have expired pursuant to its original terms. Mr. Carr is entitled to a gross-up payment, not to exceed U.S. $200,000, for any excise tax liabilities under Section 280G of the Internal Revenue Code.
Also, Mr. Carr is subject to nonsolicitation covenants for 12 months following a termination or resignation of employment that would result in the severance payments described above, as well as customary confidentiality covenants for the term of employment and thereafter.
Employment Agreement with Guy Gauvin
On March 8, 2006, Taleo (Canada) Inc., a subsidiary of the Company, entered into an employment agreement with Guy Gauvin, the Company’s executive vice president, global services. The employment agreement provides for an annual base salary of CAD $180,000, which is subject to annual review and may be adjusted by the board of directors, and an annual target of CAD $140,000 for aggregate annual and quarterly bonuses. Mr. Gauvin’s bonus will be determined based upon the achievement of quarterly and yearly performance goals approved by the Company’s chief executive officer.
Under the employment agreement, in the event Mr. Gauvin’s employment is terminated by us without cause or Mr. Gauvin resigns for good reason, as such terms are defined in the employment agreement, Mr. Gauvin will receive (i) prorated bonus payments for any partially completed bonus periods, at an assumed 100% goal achievement rate, (ii) continued payment of his then current annual base salary for 12 months, and (iii) reimbursement of health coverage premiums for 12 months following termination or resignation or until the date Mr. Gauvin becomes eligible for substantially equivalent health insurance in connection with new or self-employment. In addition, the vesting schedule of Mr. Gauvin’s outstanding equity awards will accelerate by six months. If, within one year following a change of control, as such term is defined in the employment agreement, Mr. Gauvin’s employment is terminated without cause or Mr. Gauvin resigns for good reason, he will be entitled to receive the severance payments described above, as well as bonus payments at his then current rate for 12 months, except that all of Mr. Gauvin’s outstanding equity awards will vest immediately.
Also, Mr. Gauvin is subject to nonsolicitation and noncompetition covenants for 12 months following a termination or resignation of employment that would result in the severance payments described above, as well as customary confidentiality covenants for the term of employment and thereafter.
Employment Agreement with Divesh Sisodraker
On March 8, 2006, the Company entered into an employment agreement with Divesh Sisodraker, the Company’s executive vice president and chief financial officer. The employment agreement provides for an annual base salary of U.S. $200,000, which is subject to annual review and may be adjusted by the board of directors, and an annual target of U.S. $100,000 for aggregate annual and quarterly bonuses. Mr. Sisodraker’s bonus will be determined based upon the achievement of quarterly and yearly performance goals approved by the Company’s chief executive officer.
Under the employment agreement, in the event Mr. Sisodraker’s employment is terminated by us without cause or Mr. Sisodraker resigns for good reason, as such terms are defined in the employment agreement, Mr. Sisodraker will receive (i) prorated bonus payments for any partially completed bonus periods, at an assumed 100% goal achievement rate, (ii) continued payment of his then current annual base salary for six months, and (iii) reimbursement of COBRA premiums provided Mr. Sisodraker elects to continue coverage until the earlier of (1) six months following termination or resignation, (2) the expiration of coverage, or (3) the date Mr. Sisodraker becomes eligible for substantially equivalent health insurance in connection with new or self-employment. In addition, the vesting schedule of Mr. Sisodraker’s outstanding equity awards will accelerate by six months.
Further, in the event Mr. Sisodraker’s employment is terminated without cause or Mr. Sisodraker resigns for good reason, within one year following a change of control, as such term is defined in the employment agreement, he will be entitled to receive (i) prorated bonus payments for any partially completed bonus periods, at an assumed 100% goal achievement rate, (ii) continued payment of his then current annual base salary for 12 months, (iii) bonus payments at his then current rate for 12 months, and (iv) reimbursement of COBRA premiums provided Mr. Sisodraker elects to continue coverage until the earlier of (1) 12 months following termination or resignation, (2) the expiration of coverage, or (3) the date Mr. Sisodraker becomes eligible for substantially equivalent health insurance in connection with new or self-employment. In addition, all of Mr. Sisodraker’s outstanding equity awards will vest immediately.
Mr. Sisodraker is also eligible to receive reasonable reimbursment for relocation expenses, not to exceed U.S. $30,000, plus a gross-up payment for the taxable portion of the expenses. If Mr. Sisodraker’s employment is terminated with cause or Mr. Sisodraker resigns other than for good reason within one year of his hire date, he must repay a prorated portion of the relocation reimbursments, at a rate of 1/12th per month for each month he is not employed by the Company during the 12 months from his hire date. Also, Mr. Sisodraker is subject to nonsolicitation and noncompetition covenants for 12 months following a termination or resignation of employment that would result in the severance payments described above, as well as customary confidentiality covenants for the term of employment and thereafter.
Cessation of Employment and Board Compensation Agreement with Louis Tetu
On March 8, 2006, the Company entered into a cessation of employment and board compensation agreement with Louis Tetu, the Company’s executive chairman of the board. Pursuant to the agreement, Mr. Tetu’s employment with the Company terminated on March 1, 2006, and Mr. Tetu will be paid his base salary and prorated bonuses for any partially completed bonus periods, at an assumed 100% goal achievement rate, through his termination date.
The agreement provides that Mr. Tetu will continue to serve as chairman of the board for the duration of the term of the agreement, subject to the Company’s policies regarding director nominations and any required stockholder approval. The term of the agreement is from the effective date through the Company’s annual meeting of stockholders in 2008. The Company will pay Mr. Tetu CAD $166,666 from the effective date of the agreement through December 31, 2006, with such compensation to be paid on a quarterly basis. Beginning January 1, 2007, Mr. Tetu’s compensation will be in accordance with the then-current board compensation policies.
In the event of a change in control, as such term is defined in the agreement, all of Mr. Tetu’s outstanding stock options will vest immediately. In addition, Mr. Tetu’s outstanding stock options will be exercisable, to the extent vested, for one year following the date Mr. Tetu ceases to be a service provider to the Company.
Also, Mr. Tetu is subject to customary confidentiality covenants for the term of service and thereafter.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION
By:	/s/ Divesh Sisodraker
Divesh Sisodraker
Chief Financial Officer

Date: March 10, 2006